SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 24, 2005
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                          CATALYST SEMICONDUCTOR, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              0-21488                            77-0083129
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     (Commission File Number)           (I.R.S. Employer Identification No.)


         1250 Borregas Avenue, Sunnyvale, California             94089
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         (Address of Principal Executive Offices)              (Zip Code)


                                 (408) 542-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.  Results of Operations and Financial Condition.


     On February 24, 2005, Catalyst Semiconductor, Inc. issued a press release announcing its financial results for its second fiscal quarter ended January 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.

Item 8.01.  Other Events.

     On February 24, 2005, Catalyst Semiconductor, Inc. also announced that its Board of Directors increased its share repurchase authorization by 500,000 shares to 3.5 million shares, of which 2.6 million shares have been acquired since its share repurchase program began in 2001. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

          (c)  Exhibits


          Exhibit                              Description
          -------                              -----------
           99.1 Press Release of Catalyst Semiconductor, Inc. dated February 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2005

                            CATALYST SEMICONDUCTOR, INC.


                            By:  /s/ Gelu Voicu
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                                 Gelu Voicu
                                 President and Chief Executive Officer


                            By:  /s/ Thomas E. Gay III
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                                 Thomas E. Gay III
                                 Vice President, Finance and Administration and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

          Exhibit                        Description
          -------                        -----------
           99.1 Press Release of Catalyst Semiconductor, Inc. dated February 24, 2005.